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                          SHORT-TERM INVESTMENTS TRUST

                        TREASURY TAXADVANTAGE PORTFOLIO

                              INSTITUTIONAL CLASS

                       Supplement dated December 16, 1996
                   to the Prospectus dated December 14, 1995,
                        as supplemented November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Trustees (the "Board") of Short-Term Investments Trust (the "Trust") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Trust with respect to Treasury TaxAdvantage Portfolio (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There are no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific
Region.   It is contemplated that the merger will occur on February 28, 1997.
Provided that the Fund's shareholders approve the new investment advisory agreement at the Annual Meeting and the merger is consummated, the new investment advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGE TO FUNDAMENTAL INVESTMENT POLICY

         The Board has unanimously approved the elimination of a fundamental investment policy of the Fund, subject to shareholder approval. Shareholders will be asked to approve this change at the Annual Meeting. If approved, it will become effective on March 1, 1997.

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition. The elimination of this fundamental investment policy would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed change described above, see the Fund's Statement of Additional Information related to the Institutional Class of the Fund, dated December 14, 1995, as supplemented December 16, 1996.
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                              INSTITUTIONAL CLASS

                                       OF

                        TREASURY TAXADVANTAGE PORTFOLIO

                                       OF

                          SHORT-TERM INVESTMENTS TRUST


                       Supplement dated December 16, 1996
       to the Statement of Additional Information Dated December 14, 1995


         On December 11, 1996, the Board of Trustees of Short-Term Investments Trust approved, subject to shareholder approval, the elimination of a fundamental investment policy of the Treasury TaxAdvantage Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve the change at an annual meeting of shareholders to be held on February 7, 1997. If approved, the change will become effective as of March 1, 1997.

         Reference is made to Investment Restriction No.(9) of the Fund, set forth on page A-18 of the Fund's Statement of Additional Information related to the Institutional Class of the Fund. Investment Restriction No. (9) states that the Fund may not "acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets." The Board of Trustees has approved the elimination of Investment Restriction No. (9) of the Fund. In the event shareholders approve the proposed change, Investment Restriction No. (9) will no longer apply.